Retirement Plans and Other Retiree Benefits	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Retirement Plans and Other Retiree Benefits

Note 7 Retirement Plans and Other Retiree Benefits

(a) Pension and Other Postretirement Benefits

We maintain a noncontributory defined benefit retirement plan covering substantially all of our employees hired prior to July 19, 2001. The cost of providing benefits to eligible participants under the defined benefit retirement plan is calculated using the plan’s benefit formulas, which take into account the participants’ remuneration, dates of hire, years of eligible service, and certain actuarial assumptions. In addition, as part of the overall medical plan, we provide postretirement medical benefits to certain current retirees who meet the criteria under the medical plan for postretirement benefit eligibility.

In the first quarter of 2015, we amended the defined benefit retirement plan to cease the accrual of additional benefits for the remaining active participants effective March 31, 2015, resulting in a curtailment of $10.3 million that decreased both the pension liability and the actuarial loss recorded in accumulated other comprehensive loss. As a result of the curtailment, all of the plan’s participants are now considered inactive. Accordingly, all amounts recorded in accumulated other comprehensive loss are being recognized as an increase to net periodic benefit cost over the average remaining life expectancy of plan participants, which is approximately 20 years, beginning in the second quarter of 2015.

Also, as a result of the plan amendment, we recognized in our consolidated statements of operations $0.6 million of prior service credits that were previously recorded in accumulated other comprehensive loss.

The defined benefit retirement plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. We expect that our future contributions to the defined benefit retirement plan will be based on the minimum funding requirements of the Internal Revenue Code and on the plan’s funded status. Any significant decline in the fair value of our defined benefit retirement plan assets or other adverse changes to the significant assumptions used to determine the plan’s funded status would negatively impact its funded status and could result in increased funding in future periods. The impact on the funded status is determined based upon market conditions in effect when we completed our annual valuation. We anticipate that our contributions to the defined benefit retirement plan in 2017 will be approximately $2.9 million. We fund the postretirement medical benefits throughout the year based on benefits paid. We anticipate that our contributions to fund postretirement medical benefits in 2017 will be approximately $4.1 million.

Prior service credits and actuarial losses are reclassified from accumulated other comprehensive loss to net periodic pension benefit costs, which are included in both direct costs of revenue and selling, general and administrative on our consolidated statements of operations for the year ended December 31, 2016. The following table presents these reclassifications, net of tax, as well as the reclassification of the realized gain on investments, and the statement of operations line items that are impacted (in thousands):

	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2016
Amortization of prior service credits reclassified from other comprehensive loss to net periodic pension benefit costs included in:
Direct costs of revenue (excluding depreciation and amortization)	$(68)	$(141)	$(3)
Selling, general and administrative	(41)	(107)	(2)

Total	$(109)	$(248)	$(5)

Amortization of actuarial loss reclassified from other comprehensive loss to net periodic pension benefit costs included in:
Direct costs of revenue (excluding depreciation and amortization)	$4,070	$3,196	$1,372
Selling, general and administrative	2,440	2,048	851

Total	$6,510	$5,244	$2,223

Realized (gain) loss on investments included in:
Other expense, net	$(390)	$(340)	$(192)

Total	$(390)	$(340)	$(192)

Reconciliation of Funded Status and Accumulated Benefit Obligation. Expenses for our defined benefit retirement plan and for postretirement medical benefits that are provided under our medical plan are developed from actuarial valuations. The following summarizes the projected benefit obligations, plan assets and funded status of the defined benefit retirement plan, as well as the projected benefit obligations of the postretirement medical benefits provided under our medical plan (in thousands, except percentages):

	Year Ended December 31, 2015		Year Ended December 31, 2016
	Pension Benefits	Other Post- retirement Benefits	Pension Benefits	Other Post- retirement Benefits
Change in benefit obligation
Benefit obligation at beginning of period	$491,118	$116,086	$435,462	$90,583
Service cost	780	70	—	—
Interest cost	18,734	4,592	16,183	3,363
Employee contributions	—	403	—	422
Plan amendments	—	(202)	—	—
Plan curtailments	(10,314)	—	—	—
Benefits paid	(30,204)	(3,401)	(30,454)	(3,310)
Actuarial (gain) loss	(34,652)	(26,965)	3,738	(8,161)

Benefit obligation at end of period	$435,462	$90,583	$424,929	$82,897

Change in plan assets
Plan assets at beginning of period	$339,619	$—	$326,458	$—
Employer contributions	16,435	2,998	606	2,888
Employee contributions	—	403	—	422
Actual return on plan assets	607	—	20,829	—
Benefits paid	(30,203)	(3,401)	(30,454)	(3,310)

Plan assets at fair value at end of period	$326,458	$—	$317,439	$—

Accrued benefit costs and funded status of the plans	$(109,004)	$(90,583)	$(107,490)	$(82,897)

Accumulated benefit obligation	$435,462		$424,929

Weighted average assumptions used to determine accumulated benefit obligation and accrued benefit costs
Discount rate	4.53%	4.50%	3.82%	4.19%

Weighted average assumptions used to determine net periodic benefit costs
Discount rate	4.01%	4.04%	4.53%	4.50%
Expected rate of return on plan assets	7.80%	—	7.80%	—
Rate of compensation increase	3.25%	—	—	—

Amounts in accumulated other comprehensive loss recognized in net periodic benefit cost
Actuarial loss, net of tax	$4,883	$361	$2,228	$(5)
Prior service credits, net of tax	(383)	135	(8)	3

Total	$4,500	$496	$2,220	$(2)

Amounts in accumulated other comprehensive loss not yet recognized in net periodic benefit cost
Actuarial loss, net of tax	$84,866	$(4,320)	$87,981	$(9,468)
Prior service credits, net of tax	(348)	—	(343)	—

Total	$84,518	$(4,320)	$87,638	$(9,468)

Amounts in accumulated other comprehensive loss expected to be recognized in net periodic benefit cost in the subsequent year
Actuarial loss	$(3,370)	$—	$(3,751)	$—
Prior service credits	—	8	—	8

Total	$(3,370)	$8	$(3,751)	$8

Our benefit obligations are discounted along a yield curve that is derived from the monthly bid-price data of bonds that are rated high grade by either Moody’s Investor Service or Standard and Poor’s Rating Services. The bond types included are noncallable bonds, private placement bonds that are traded among qualified institutional buyers and are at least two years from date of issuance, bonds with a make-whole provision, and bonds issued by foreign corporations that are denominated in U.S. dollars. Excluded are bonds that are callable, sinkable and putable as well as those for which the quoted yield-to-maturity is zero. Using the bonds from this universe that have a yield higher than the regression mean yield curve, regression analysis is used to determine the best-fitting curve, which gives a good fit to the data at both long and short maturities. The resulting regressed coupon yield curve is smoothly continuous along its entire length and represents an unbiased average of the observed market data.

In the first quarter of 2016, we changed the method we use to estimate the interest cost component of net periodic benefit cost for our defined benefit pension and other postretirement benefit plans. Historically, we estimated the interest cost component using a single weighted-average discount rate derived from the yield curve used to measure the benefit obligation at the beginning of the period. We have elected to use a full yield curve approach in the estimation of this component of benefit cost by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. We have made this change to improve the correlation between projected benefit cash flows and the corresponding yield curve spot rates, and to provide a more precise measurement of interest costs. This change does not affect the measurement of our total benefit obligations, as the change in the interest cost is completely offset in the actuarial (gain) loss reported. We have accounted for this change as a change in estimate and, accordingly, have accounted for it prospectively starting in the first quarter of 2016. The discount rate that we used to measure interest cost as of December 31, 2016 was approximately 3.8%. The discount rate that we measured at December 31, 2016 and would have used for interest cost under our prior estimation technique was approximately 4.5%. The reduction in interest cost as of December 31, 2016, associated with this change in estimate was approximately $3.6 million.

Interest rates used in these valuations are key assumptions, including discount rates used in determining the present value of future benefit payments and expected return on plan assets, which are reviewed and updated on an annual basis. The discount rates reflect market rates for high-quality corporate bonds. We consider current market conditions, including changes in interest rates, in making assumptions. The Society of Actuaries (“SOA”) issued new mortality and mortality improvement tables in 2014, and modified those tables in 2015 and 2016. Our December 31, 2016 valuation used mortality and improvement tables based on the SOA tables, adjusted to reflect (1) an ultimate rate of mortality improvement consistent with both historical experience and U.S. Social Security long-term projections, and (2) a shorter transition period to reach the ultimate rate, which is consistent with historical patterns. In establishing the expected return on assets assumption, we review the asset allocations considering plan maturity and develop return assumptions based on different asset classes. The return assumptions are established after reviewing historical returns of broader market indexes, as well as historical performance of the investments in the plan. Our pension plan assets are managed in accordance with an investment policy adopted by the pension committee, as discussed below.

Plan Assets. The investment policy of the Plan includes target allocation percentages of approximately 49% for investments in equity securities (33% U.S. equities and 16% non-U.S. equities), 36% for investments in fixed income securities and 15% for investments in other securities, which is broken down further into 5% for investments in hedge fund of funds and 10% for investments in real estate fund of funds. Plan assets include investments in both U.S. and non-U.S. equity funds. Fixed income investments include a U.S. government securities fund, two short duration bond funds, a high yield bond fund and an emerging markets debt fund. The funds in which the plan’s assets are invested are institutionally managed and have diversified exposures into multiple asset classes implemented with over 65 investment managers. The guidelines and objectives of the funds are congruent with the Intelsat investment policy statement.

The target and actual asset allocation of our pension plan assets were as follows:

	As of December 31, 2015		As of December 31, 2016
	Target Allocation	Actual Allocation	Target Allocation	Actual Allocation
Asset Category
Equity securities	49%	49%	49%	47%
Debt securities	36%	34%	36%	34%
Other securities	15%	17%	15%	19%

Total	100%	100%	100%	100%

The fair values of our pension plan assets by asset category are as follows (in thousands):

	Fair Value Measurements at December 31, 2015	Fair Value Measurements at December 31, 2016
Asset Category
Equity Securities
U.S. Large-Cap(1)	$87,383	$80,698
U.S. Small/Mid-Cap(2)	22,121	22,184
World Equity Ex-US(3)	51,720	46,999
Fixed Income Securities
Short Duration Bonds(4)	91,897	90,099
High Yield Bonds(5)	13,638	14,125
Emerging Market Fixed income (Non-US)(6)	4,463	4,100
Other Securities
Hedge Funds(7)	15,913	15,880
Core Property Fund(8)	39,176	43,266
Income earned but not yet received	147	159

Total	$326,458	$317,510

(1)	US large cap equity fund invests primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities and derivative instruments whose value is derived from the performance of the S&P 500.
(2)	US small/mid cap equity fund invests primarily in a portfolio of common stocks included in the Russell 2500 Index.
(3)	World equity ex-US fund invests primarily in common stocks and other equity securities whose issuers comprise a broad range of capitalizations and are located outside of the U.S. The fund invests primarily in developed countries but may also invest in emerging markets.
(4)	Short duration bond fund includes the Opportunistic Income fund and the Limited Duration Bond Fund. The Opportunistic Income fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities. There are no restrictions on the maturity of any individual securities or on the fund’s average portfolio maturity, although the average portfolio duration will typically vary between zero and two years. Under normal circumstances, the Limited Duration Bond Fund will invest at least 80% of its net assets in investment-grade, U.S. dollar-denominated debt instruments. The Fund is expected to maintain a portfolio duration of three years or less.
(5)	High yield bond fund seeks to maximize return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The fund will invest primarily in securities rated below investment grade, including corporate bonds, convertible and preferred securities and zero coupon obligations.
(6)

Emerging markets debt fund seeks to maximize return investing in fixed income securities of emerging markets issuers. The fund will invest primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers.

(7)	Hedge fund seeks to provide returns that are different from (less correlated with) investments in more traditional asset classes. The fund will pursue its investment objective by investing substantially all of its assets in various hedge funds.
(8)	Core property fund is a fund of funds that invests in direct commercial property funds primarily in the U.S. The fund is meant to provide current income-oriented returns, diversification, and modest inflation protection to an overall investment portfolio. Total returns are expected to be somewhere between stocks and bonds, with moderate volatility and low correlation to public markets.

Our plan assets are measured at fair value. FASB ASC 820 prioritizes the inputs used in valuation techniques including Level 1, Level 2 and Level 3 (see Note 2 (d)—Significant Accounting Policies—Fair Value Measurements).

The majority of our plan assets are valued using measurement inputs which include unadjusted prices in active markets and we have therefore classified these assets within Level 1 of the fair value hierarchy. Our other securities include Hedge Funds and Core Property Funds, which are measured at fair value using the net asset value per share practical expedient, and are not classified in the fair value hierarchy.

Net periodic pension benefit costs included the following components (in thousands):

	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2016
Service cost	$2,854	$780	$—
Interest cost	19,904	18,734	16,183
Expected return on plan assets	(24,130)	(25,926)	(25,535)
Amortization of unrecognized prior service credits	(172)	(43)	—
Amortization of unrecognized net loss	10,319	7,911	3,370
Curtailment (gain) loss	—	(564)	—
Special termination benefit recognized	48	—	—

Total benefit	$8,823	$892	$(5,982)

We had accrued benefit costs at December 31, 2015 and 2016 of $109.0 million and $107.5 million, respectively, related to the pension benefits, of which $0.6 million and $0.6 million was recorded within other current liabilities, respectively, and $108.4 million and $106.9 million was recorded in other long-term liabilities, respectively.

Net periodic other postretirement benefit costs included the following components (in thousands):

	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2016
Service cost	$128	$70	$—
Interest cost	4,562	4,592	3,363
Amortization of unrecognized net loss	—	596	(8)

Total costs	$4,690	$5,258	$3,355

We had accrued benefit costs at December 31, 2015 and 2016 related to the other postretirement benefits of $90.6 million and $82.9 million, respectively, of which $4.3 million and $4.1 million were recorded in other current liabilities, respectively, and $86.3 million and $78.8 million were recorded in other long-term liabilities, respectively.

Depending upon our actual future health care claims, our actual costs may vary significantly from those projected above. As of December 31, 2015 and December 31, 2016, the assumed health care cost trend rate was 7.5%. This rate is assumed to decrease gradually to 4.5% by the year 2038 and to remain at that level of annual increase thereafter. Increasing the assumed health care cost trend rate by 1% each year would increase the other postretirement benefits obligation as of December 31, 2016 by $8.3 million. Decreasing this trend rate by 1% each year would reduce the other postretirement benefits obligation as of December 31, 2016 by $7.1 million. A 1% increase in the assumed health care cost trend rate would have increased the net periodic other postretirement benefits cost by $0.4 million and a 1% decrease would have decreased the cost by $0.3 million for 2016.

The benefits expected to be paid in each of the next five years and in the aggregate for the five years thereafter are as follows (in thousands):

	Pension Benefits	Other Post- retirement Benefits
2017	$35,308	$4,111
2018	28,540	4,399
2019	28,076	4,673
2020	27,360	4,913
2021	27,319	5,133
2022 to 2026	133,822	27,483

Total	$280,425	$50,712

(b) Other Retirement Plans

In connection with the amendment of the defined benefit retirement plan amendment in the first quarter of 2015, the two defined contribution retirement plans we previously maintained for the benefit of our employees in the United States, were merged into a single plan, which is qualified under the provisions of Section 401(k) of the Internal Revenue Code, for our employees in the United States. We recognized compensation expense for these plans of $9.2 million, $6.8 million and $10.3 million for the years ended December 31, 2014, 2015 and 2016, respectively. We also maintain other defined contribution retirement plans in several non-U.S. jurisdictions, but such plans are not material to our financial position or results of operations.